EXHIBIT 10.1

SKY PETROLEUM, INC.

(a Nevada corporation)

15950 N. Dallas Parkway, Ste 400
Dallas, Texas, 75248

SUBSCRIPTION AGREEMENT
for
CLASS D UNITS

Instructions

ALL SUBSCRIBERS:

PLEASE COMPLETE AND SIGN TWO COPIES OF THE SUBSCRIPTION AGREEMENT

TENDER PAYMENT BY A CHECK PAYABLE TO THE ORDER OF “SKY PETROLEUM, INC.”

U.S. SUBSCRIBERS:

PLEASE COMPLETE AND SIGN TWO COPIES OF THE U.S. ACCREDITED INVESTOR CERTIFICATE (EXHIBIT A)

DELIVERY:

DELIVER THE SIGNED DOCUMENTS AND PAYMENT (IF NOT SENT BY WIRE TRANSFER) TO:

BY ELECTRONIC MAIL: Karim Jobanputra at karim35@me.com

WITH ORIGINALS BY MAIL TO:

SKY PETROLEUM, INC.
15950 N. Dallas Parkway, Ste 400
Dallas, Texas, 75248

May 2014

SUBSCRIPTION SHEET

The undersigned (the “Subscriber”) hereby irrevocably subscribes (the “Subscription”) for and agrees to purchase from Sky Petroleum, Inc. (the “Corporation”) Class D Units of the Corporation (the “Class D Units”) at a price of US$0.05 per Class D Unit, in the aggregate investment amount set forth in “Aggregate Subscription Amount” below.   Each Class D Unit consists of one share of common stock of the Corporation, par value US$0.001 (a “Common Share”) and one Class D Warrant (each, a “Class D Warrant”).  Each Class D Warrant is exercisable to acquire one Common Share at an exercise price of US$0.10 per share until two (2) year anniversary of the Closing Date (collectively the Common Shares, the Class D Warrants and the Class D Warrant Shares are referred to herein as the “Securities”).

The Subscriber agrees to be bound by the terms and conditions set forth in the attached “Terms and Conditions of Subscription for Units” including without limitation the representations, warranties and covenants set forth in the applicable schedules attached thereto. The Subscriber further agrees, without limitation, that the Corporation may rely upon the Subscriber’s representations, warranties and covenants contained in such documents.  All figures are in United States Dollars unless otherwise specified.

If you are a “U.S. Purchaser”, complete and sign the U.S. Accredited Investor Certificate – Exhibit A.   A “U.S. Purchaser” is (a) any “U.S. person” as defined in Regulation S under United States Securities Act of 1933, as amended (the “U.S. Securities Act”), (b) any person purchasing securities for the account or benefit of any U.S. person or any person in the United States, (c) any person that receives or received an offer of the securities while in the United States, or (d) any person that is in the United States at the time their buy order was made or this subscription agreement was executed or delivered.

Subscription and Subscriber Information

Please print all information (other than signatures), as applicable, in the space provided below

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TERMS AND CONDITIONS

1.   Class D Unit Subscription:  The Subscriber irrevocably subscribes for and agrees to purchase from the Corporation, Units, as part of an offering of Class D Units (the “Private Placement”), for the Aggregate Subscription Amount set out above in the Subscription Sheet above, at a price per Class D Unit  equal to US$0.05.  Each Class D Unit consists of one share of common stock of the Corporation, par value US$0.001 (a “Common Share”) and one Class D Warrant (each, a “Class D Warrant”), each Class D Warrant exercisable to acquire one Common Share at an exercise price of US$0.10 per share until the two (2) year anniversary of the Closing Date. The Class D Warrant Certificates will be in substantially the form attached hereto as Exhibit B.

This subscription forms part of an offering of Class D Units by the Corporation estimated to raise up to US$1,000,000.  There is no minimum offering or subscription amount that the Corporation is required to accept.  The Corporation may raise less than US$1,000,000.

The Subscription is subject to the following terms and conditions:

a.	Tender of Aggregate Subscription Amount: Subscriber tenders to the Corporation the Aggregate Subscription Amount by a check payable to the order of “Sky Petroleum, Inc.”

b.
Closing: Upon receipt by the Corporation of the Purchase Price, the closing (the “Closing”) shall occur on or about May 31, 2014, or such other date as may be determined by the Corporation, at 15950 N. Dallas Parkway, Ste 400 Dallas, Texas, 75248 (the "Closing Date"). All funds will be delivered to the Corporation. The Securities subscribed for herein will not be deemed issued to, or owned by, the Subscriber until the Subscription Agreement has been executed by the Subscriber and countersigned by the Corporation, and all payments required to be made herein have been made. The Closing is subject to the fulfillment of the following conditions (the “Conditions”) which Conditions the Corporation and the Subscriber covenant to exercise their reasonable best efforts to have fulfilled on or prior to the Closing Date:

(i)	the Subscriber shall have tendered the Aggregate Subscription Amount to the Corporation;

(ii)
all relevant documentation and approvals as may be required by applicable securities statutes, regulations, policy statements and interpretation notes, by applicable securities regulatory authorities and by applicable rules shall have been obtained and, where applicable, executed by or on behalf of the Subscriber;

(iii)	the Corporation shall have authorized and approved the execution and delivery of this Subscription Agreement (“Agreement’) and the issuance, allotment and delivery of the Securities;

(iv)
the Corporation  and the Subscriber  shall have complied with its covenants contained in this Agreement to be complied with prior to Closing, and the Corporation for the benefit of the Subscriber shall have delivered a Certificate of a senior officer of the Corporation (acting without personal liability) to that effect to the Subscriber; and

(v)	the representations and warranties of the Corporation and the Subscriber set forth in this Agreement shall be true and correct as of the Closing Date.

c.
Issuance of Securities: Within five (5) days after the Closing Date, the Corporation will deliver the certificates representing the Common Shares and the Warrants subscribed for to the Subscriber at the address set forth in the registration instructions set forth on the signature page (unless Subscriber otherwise instructs the Corporation in writing).

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2.   Representations and Warranties: Subscriber hereby represents and warrants to the Corporation that:

a.
SUBSCRIBER UNDERSTANDS THAT THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD ABSENT SUCH REGISTRATION OR AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS AND THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES AGENCY. THE SUBSCRIBER UNDERSTANDS AND AGREES THAT THE SECURITIES ARE BEING OFFERED AND SOLD TO THE PURCHASER IN RELIANCE UPON APPLICABLE EXEMPTIONS PROVIDED UNDER RULE 903 OF REGULATION S UNDER THE U.S. SECURITIES ACT OR RULE 506 OF REGULATION D AND/OR SECTION 4(a)(2) UNDER THE U.S. SECURITIES ACT;

b.
Subscriber is not an underwriter and Subscriber acquired the Securities solely for investment for its own account and not with a view to, or for, resale in connection with any distribution of securities within the meaning of the U.S. Securities Act; and the Securities are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof; and the undersigned has no contract, undertaking, understanding, agreement, or arrangement, formal or informal, with any person to sell, transfer, or pledge to any person the Securities for which it hereby subscribes, or any part thereof; and it understands that the legal consequences of the foregoing representations and warranties to mean that it must bear the economic risk of the investment for an indefinite period of time because the Securities have not been registered under the U.S. Securities Act, and, therefore, may be resold only if registered under the U.S. Securities Act or if an exemption from such registration is available;

c.
Subscriber understands the speculative nature and risks of investments associated with the Corporation, and confirms that the Securities would be suitable and consistent with its investment program and that its financial position enables Subscriber to bear the risks of this investment, and that there may not be any public market for the Securities;

d.
the Securities subscribed for herein may not be transferred, encumbered, sold, hypothecated, or otherwise disposed of to any person, except in compliance with the U.S. Securities Act and applicable state securities laws. The Subscriber acknowledges that the Securities are “restricted securities,” as such term is defined under Rule 144 of the U.S. Securities Act, and may not be offered, sold, transferred, pledged, or hypothecated to any person in the absence of registration under the U.S. Securities Act or an opinion of counsel satisfactory to the Corporation that registration is not required and in accordance with all applicable state securities laws. Without limiting the generality or application of any other covenants, representations, warranties or acknowledgements of the Subscriber respecting resale of the Securities, if the Subscriber decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such Securities directly or indirectly, unless:

	(i)	the sale is to the Corporation;

	(ii)	the sale is made outside the United States in a transaction satisfying the requirements of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(iii)
the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder and in accordance with any applicable state securities laws and the Subscriber has, prior to such sale, furnished to the Corporation an opinion of counsel to that effect, which opinion and counsel shall be reasonably satisfactory to the Corporation;

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	(iv)	the Subscriber shall have tendered the Aggregate Subscription Amount to the Corporation;

(v)
the Securities are registered under the U.S. Securities Act and any applicable state laws and regulations governing the offer and sale of such Securities, and the Subscriber understands that the Corporation may instruct its registrar and transfer agent not to record any transfer of the Securities without first being notified by the Corporation that it is satisfied that such transfer is exempt from or not subject to the registration requirements of the U.S. Securities Act and applicable state securities laws;

e.
Subscriber understands that (i) the Corporation’s authorized capital consists of 150,000,000 shares of common stock and 10,000,000 shares of preferred stock, (ii) the Corporation will be required to increase its authorized capital to permit the exercise of all of the Class B Warrants, (iii) the shareholders of the Corporation are required to approve an amendment to the Corporation’s articles of incorporation prior to the exercise of Class B Warrants in order for the Corporation to issue common stock in excess of 150,000,000 shares and (iv) there can be no assurance that the shareholders of the Corporation will approval an amendment to the Corporation’s articles of incorporation in a timely manner, if at all.

f.
At the time of subscription, Subscriber reviewed the economic consequences of the purchase of the Securities with its attorney and/or other financial advisor, was afforded access to the books and records of the Corporation, conducted an independent investigation of the business of the Corporation, and was fully familiar with the financial affairs of the Corporation. Subscriber consulted with its counsel with respect to the U.S. Securities Act and applicable federal and state securities laws. The Corporation has not provided the Subscriber with any representations, statements, or warranties as to the Securities. Subscriber has had access to the Corporation’s periodic public filings with the United States Securities and Exchange Commission (“the “SEC”) available electronically on EDGAR at www.sec.gov and has been provided a copy of such filings if so requested.

g.
Subscriber had the opportunity to ask questions of the Corporation and receive additional public information from the Corporation to the extent that the Corporation possessed such information, or could acquire it without unreasonable effort or expense, necessary to evaluate the merits and risks of an investment in the Corporation.

h.
Subscriber confirms that (i) it is able to bear the economic risk of the investment, (ii) it is able to hold the Securities for an indefinite period of time, (iii) it is able to afford a complete loss of its investment and that it has adequate means of providing for its current needs and possible personal contingencies, and that it has no need for liquidity in this investment, (iv) this investment is suitable for Subscriber based upon his investment holdings and financial situation and needs, and this investment does not exceed ten percent of Subscriber’s net worth, and (v) Subscriber by reason of its business or financial experience could be reasonably assumed to have the capacity to protect its own interests in connection with this investment.

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i.
The Subscriber has not purchased the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

j.	Unless the Subscriber has completed and delivered a U.S. Accredited Investor Certificate (Exhibit A), the Subscriber represents and acknowledges that:

(i)
it is not a “U.S. person”, as defined in Regulation S under the U.S. Securities Act (which definition includes but is not limited to (A) any individual resident in the United States, (B) any partnership or corporation organized or incorporated under the laws of the United States, (C) any partnership or corporation formed by a U.S. person under the laws of any foreign jurisdiction principally for the purpose of investing in securities not registered under the U.S. Securities Act, or (D) any estate or trust of which any executor, administrator or trustee is a U.S. person), and is not purchasing the Securities for the account or benefit of a “U.S. person” or person in the United States;

(ii)
Subscriber was not offered any of the Securities in the United States, did not receive any materials relating to the offer of the Securities in the United States, and did not execute this Agreement or any other materials relating to the purchase of the Securities in the United States;

	(iii)	Subscriber is not purchasing the Class D Units as the result of any directed selling efforts (as defined in Rule 902(c) of the U.S. Securities Act);

	(iv)	the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the U.S. Securities Act; and

(v)
Subscriber has no intention to distribute either directly or indirectly any of the Securities in the United States, except in compliance with the U.S. Securities Act and any applicable state securities laws;

k.	the Certificates representing the Securities delivered pursuant to this Subscription shall bear a legend in the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”).  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE

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CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE CORPORATION.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH U.S. SECURITIES LAWS.”

if the certificates representing the Securities have been held for a period of at least six months and if Rule 144 under the U.S. Securities Act is applicable (there being no representations by the Corporation that Rule 144 is applicable), then the undersigned may make sales of the Securities only under the terms and conditions prescribed by Rule 144 of the U.S. Securities Act or other exemptions therefrom. The Company shall use commercially reasonable efforts to cause its legal counsel to deliver an opinion or such other documentation as may reasonably be required to effect sales of the Securities under Rule 144;

l..
Subscriber consents to the Corporation making a notation on its records or giving instruction to the registrar and transfer agent of the Corporation in order to implement the restrictions on transfer set forth and described herein;

m.
Subscriber acknowledges that the Class D Warrants and the Class B Warrants may not be exercised by or for the account or benefit of a U.S. Person or a person in the United States unless such warrants and the securities issuable upon exercise of the warrants are registered under the U.S. Securities Act and the securities laws of all applicable states or an exemption is available from the registration requirements of such laws, and the holder has furnished an opinion of counsel satisfactory to the Corporation to such effect; provided that in the case of a Subscriber who delivers the U.S. Accredited Investor Certificate attached as Exhibit A hereto in connection with its purchase of Class D Units pursuant to the Private Placement, the Subscriber will not be required to deliver an opinion of counsel in connection with the due exercise of the Class D Warrants and the Class B Warrants, as applicable, at a time when the representations, warranties and covenants made by the Subscriber therein remain true and correct;

n.
Subscriber has no knowledge of a “material fact” or “material change” (as those terms are defined in the U.S. federal and state securities laws) in respect of the Corporation that has not been generally disclosed to the public;

o.	if Subscriber is:

(i)
a corporation, Subscriber is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation and has all requisite legal and corporate power and authority to execute and deliver this Subscription Agreement, to subscribe for the Class D Units as contemplated herein and to carry out and perform its obligations under the terms of this Agreement;

(ii)
a partnership, syndicate or other form of unincorporated organization, Subscriber has the necessary legal capacity and authority to execute and deliver this Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof; or

	(iii)	an individual, Subscriber is of full age of majority and is legally competent to execute this Agreement and to observe and perform his or her covenants and obligations hereunder;

p.
the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms or provisions of any law applicable to, or the constating documents of, Subscriber or of any agreement, written or oral, to which Subscriber may be a party or by which it is or may be bound;

q.
in connection with Subscriber’s subscription, Subscriber has not relied upon the Corporation for investment, legal or tax advice, and has in all cases sought or elected not to seek the advice of Subscriber’s own personal investment advisers, legal counsel and tax advisers;

r.
that the funds representing the Subscription Price which will be advanced by Subscriber to the Corporation hereunder will not represent proceeds of crime for the purposes of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”) and Subscriber acknowledges that the Corporation may in the future be required by law to disclose Subscriber's name and other information relating to the subscription agreement and Subscriber's subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act. No portion of the Subscription Price to be provided by Subscriber (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by Subscriber, and it shall promptly notify the Corporation if Subscriber discovers that any of such representations ceases to be true and provide the Corporation with appropriate information in connection therewith;

s.
Subscriber acknowledges and agrees that upon the original issuance of the Class D Warrants and Class B Warrants, as applicable, and until such time as it is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, all certificates representing such warrants and all certificates issued in exchange therefor or in substitution thereof, shall bear the following legend:

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“THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON OR PERSON IN THE UNITED STATES AND THE UNDERLYING SHARES MAY NOT BE DELIVERED WITHIN THE UNITED STATES UNLESS THE WARRANT AND THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE, AND THE HOLDER HAS DELIVERED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT.  “UNITED STATES” AND “U.S. PERSON” ARE USED HEREIN AS SUCH TERMS ARE DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT”; and

t.
Subscriber acknowledges that the representations, warranties and covenants contained in this Agreement are made by it with the intent that they may be relied upon by the Corporation in determining its eligibility or the eligibility of others on whose behalf it is contracting thereunder to purchase Securities. It agrees that by accepting Securities it shall be representing and warranting that the representations and warranties above are true as at the Closing with the same force and effect as if they had been made by it at the Closing and that they shall survive the purchase by it of Securities and shall continue in full force and effect notwithstanding any subsequent disposition by it of such Securities.

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All information which the Subscriber has provided concerning the Subscriber is correct and complete as of the date set forth below, and if there should be any change in such information prior to the acceptance of this Agreement by the Corporation, the Subscriber will immediately provide such information to the Corporation.

3.   Corporation Representations, Warranties and Covenants.   The Corporation represents, warrants  and covenants (and acknowledges that the Subscriber is relying on such representations, warranties and covenants) that, at the Closing Date:

a.	each of the Corporation and each of its subsidiaries is a valid and subsisting corporation duly incorporated and in good standing under the laws of its jurisdiction of incorporation;

b.
each of the Corporation and each of its subsidiaries is duly registered and licensed to carry on business in the jurisdictions in which it carries on business or owns property where so required by the laws of that jurisdiction;

c.
the authorized capital of the Corporation consists of 150,000,000 shares of common stock, par value $0.001 per share, of which there were 65,868,709 issued and outstanding as of March 31, 2014; and 10,000,000 shares of preferred stock, par value $0.001 per share, of which 5,000,000 shares were designated Series B Preferred Stock and 3,863,636 were issued and outstanding as of March 31, 2014;

d.
the Corporation will reserve or set aside sufficient shares of common stock in its treasury to issue the Class D Warrant Shares issuable upon exercise of the Class D Warrants and all such Securities will upon payment of the recited consideration and issuance be duly and validly issued as fully paid and non-assessable, subject to the requirement that the authorized capital of the Corporation will be required to be increased in connection with the exercise of the Class D Warrants;

e.
the issue and sale of the Securities by the Corporation does not and will not conflict with, and does not and will not result in a breach of, any of the terms of its incorporating documents or any agreement or instrument to which the Corporation is a party;

f.	the Corporation has complied and will comply fully with the requirements of all applicable corporate and securities laws in all matters relating to the offering of the Class D Units;

g.
there are no legal or governmental actions, litigation, suits, proceedings or investigations pending or, to the Corporation’s knowledge, threatened, to which the Corporation or any of its subsidiaries is or may be a party or of which property owned or leased by the Corporation or any of its subsidiaries is or may be the subject, or related to environmental, title, discrimination or other matters, which actions, suits, proceedings or investigations, individually or in the aggregate, could have a material adverse effect on the Corporation;

h.
there are no judgments against the Corporation or any of its subsidiaries, if any, which are unsatisfied, nor is the Corporation or any of its subsidiaries, if any, subject to any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body;

i.
this Agreement has been duly authorized, executed and delivered by the Corporation and constitutes a valid and legally binding obligation of the Corporation enforceable against it in accordance with its terms, except as enforcement thereof may be limited by bankruptcy,

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 insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors generally and except as limited by the application of equitable principles when equitable remedies are sought, and by the fact that rights to indemnity, contribution and waiver, and the ability to sever unenforceable terms, may be limited by applicable law;

j.
no order ceasing, halting or suspending trading in securities of the Corporation nor prohibiting the sale of such securities has been issued to and is outstanding against the Corporation or its directors, officers or promoters, and, to the best of the Corporation’s knowledge, no investigations or proceedings for such purposes are pending or threatened;

k.
no person, firm or corporation acting or purporting to act at the request of the Corporation is entitled to any brokerage, agency or finder’s fee in connection with the purchase and sale of the Securities described herein;

l.	the Corporation is a "reporting issuer" under section 12 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is not in default of any of the requirements of the 1934 Act;

m.
as of their respective filing dates, each report, schedule, registration statement and proxy filed by the Corporation with the United States Securities and Exchange Commission (“SEC”) (each, an “SEC Report” and collectively, the “SEC Reports”) (and if any SEC Report filed prior to the date of this Agreement was amended or superseded by a filing prior to the date of this Agreement, then also on the date of filing of such amendment or superseding filing), where required, (i) were prepared in all material respects in accordance with the requirements of the U.S. Securities Act, or the 1934 Act, as the case may be, and the rules and regulations promulgated under such Acts applicable to such SEC Reports; (ii) did not contain any untrue statements of a material fact and did not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (iii) are all the forms, reports and documents required to be filed by the Company with the SEC since that time;

n.	each subsidiary of the Corporation is identified in the Corporation’s SEC Reports;

o.
each set of audited consolidated financial statements and unaudited interim financial statements of the Corporation (including any notes thereto) included in the SEC Reports (i) complies as to form in all material respects with the published rules and regulations of the SEC with respect thereto, and (ii) have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly present, in all material respects, the financial position of the Corporation as of the dates thereof and the results of its operations and cash flows for the periods then ended subject, in the case of the unaudited interim financial statements, to normal year-end adjustments which were not or are not expected to be material in amount;

p.
the Corporation and its subsidiary maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

q.	the Corporation has established on its books and records reserves which are adequate for the payment of all taxes not yet due and payable and there are no liens for taxes on the assets of the

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Corporation or its subsidiaries, if any, except for taxes not yet due, and there are no audits of any of the tax returns of the Corporation which are known by the Corporation’s management to be pending, and there are no claims which have been or may be asserted relating to any such tax returns which, if determined adversely, would result in the assertion by any governmental agency of any deficiency which would have a material adverse effect on the properties, business or assets of the Corporation;

r.	the Corporation is not an "investment company" within the meaning of the Investment Company Act of 1940;

s.
neither the Corporation nor any of its affiliates, nor any person acting on its or their behalf (i) has made or will make any “directed selling efforts” (as such term is defined in Regulation S of the U.S. Securities Act) in the United States, or (ii) has engaged in or will engage in any form of “general solicitation” or “general advertising” (as such terms are defined in Rule 502 (c) under Regulation D of the U.S. Securities Act) in the United States with respect to offers or sales of the Securities;

t.
the Corporation  has not, for a period of six months prior to the date hereof, sold, offered for sale or solicited, and will not for a period of six months after the Closing Date, offer, sell or solicit, any offer to buy any of its securities in a manner that would be integrated with the offer and sale of the Securities and would cause the exemption from registration set forth in Rule 506 of Regulation D or Rule 903 of Regulation S of the U.S. Securities Act to become unavailable with respect to the offer and sale of the Securities;

u.
the Corporation and each subsidiary has accurately prepared and timely filed all United States and foreign tax returns that are required to be filed by it and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Corporation or any subsidiary is obligated to withhold from amounts owing to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return), except in any such case as could not reasonably be expected to have a material adverse effect on the Corporation; and

v.	the warranties and representations in this section are true and correct and will remain so as of the Closing Date.

4.           [Intentionally Omitted]

5.           Indemnity

a.
For a period of two years from the Closing Date, the Corporation agrees to indemnify and hold harmless each Subscriber, their respective officers, directors, employees, partners, legal counsel and accountants from and against any losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) to which such Subscriber or such other indemnified person may become subject  (including in settlement of litigation, whether commenced or threatened) insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any breach of the representations or warranties provided by the Corporation in this Agreement.

b.
For a period of two years from the Closing Date, Subscriber agrees to indemnify and hold harmless the Corporation, its respective officers, directors, employees, partners, legal counsel and accountants from and against any losses, claims, damages, expenses or liabilities (or actions or

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proceedings in respect thereof) to which the Corporation or such other indemnified person may become subject (including in settlement of litigation, whether commenced or threatened) insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any breach of the representations or warranties provided by Subscriber in this Agreement.

6.           Governing Law:  This Subscription Agreement shall be binding upon the parties hereto, their heirs, executors, successors, and legal representatives.  The laws of the State of Texas, Dallas County, shall govern the rights of the parties as to this Agreement.

7.           Nonassignability:   Except as otherwise expressly provided herein, this Agreement may not be assigned by Subscriber.

8.           Entire Agreement:  This instrument contains the entire agreement among the parties with respect to the acquisition of the shares and the other transactions contemplated hereby, and there are no representations, covenants or other agreements except as stated or referred to herein.

9.           Amendment: This Agreement may be amended or modified only by a writing signed by the party or parties to be charged with such amendment or modification.

10.           Binding On Successors: All of the terms, provisions and conditions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, and legal representatives.

11.           Titles: The titles of the sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

12.           Counterparts: This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall be deemed an original and all of which taken together shall constitute one and the same document, notwithstanding that all parties are not signatories to the same counterpart.

13.           Severability:  The unenforceability or invalidity of any provision of this Agreement shall not affect the enforceability or validity of the balance of this Agreement.

14.           Disclosure Required Under State Law: The offering and sale of the Securities is intended to be exempt from registration under the securities laws of certain states. Subscribers who reside or purchase the Securities may be required to make additional disclosures by the securities laws of various states and agrees to provide such additional disclosures as requested by the Corporation upon written request.

15.           Notices: All notes or other communications hereunder (except payment) shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail postage prepaid, or by Express Mail Service or similar courier, addressed as follows:

If to Subscriber:	At the address designated on the signature page of this Agreement.

If to the Corporation:	Sky Petroleum, Inc. 15950 N. Dallas Parkway, Ste 400 Dallas, Texas, 75248 Fax: _______________ Attn: Karim Jobanputra

Subscription Agreement - 13 of 15

With Copy to:	Dorsey & Whitney LLP 400 Wewatta St., Suite 400 Denver, CO 80202 Fax: (303) 629-3450 Attention: Kenneth G. Sam

16.           Time of the Essence:  Time shall be of the essence of this Agreement in all respects.

17.           Facsimile and Counterpart Subscriptions:  The Corporation shall be entitled to rely on delivery of a facsimile copy of this Agreement executed by the subscriber, and acceptance by the Corporation of such executed Agreement shall be legally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms hereof. In addition, this Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same document.

18.           Future Assurances:  Each of the parties hereto will from time to time execute and deliver all such further documents and instruments and do all acts and things as the other party may, either before or after the Closing, reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

[Signature Page Follows]

Subscription Agreement - 14 of 15

SUBSCRIBER HEREBY DECLARES AND AFFIRMS THAT IT HAS READ THE WITHIN AND FOREGOING SUBSCRIPTION AGREEMENT, IS FAMILIAR WITH THE CONTENTS THEREOF AND AGREES TO ABIDE BY THE TERMS AND CONDITIONS THEREIN SET FORTH, AND KNOWS THE STATEMENTS THEREIN TO BE TRUE AND CORRECT.

******
IN WITNESS WHEREOF, Subscriber executed this Agreement this ____ day of ______________, 2014.

SUBSCRIBER:

___________________________________________________
By:*

___________________________________________________
Title:

Registration and Delivery Instructions:

___________________________________________________

___________________________________________________
(Address)

___________________________________________________

*	By the foregoing signature, I hereby certify to Sky Petroleum, Inc. that I am duly empowered and authorized to provide the foregoing information.

This Subscription Agreement is hereby accepted by the Corporation this   day of ____________, 2014.

       Sky Petroleum, Inc.

       By:   _________________________________________

       Title:  ________________________________________

Subscription Agreement - 15 of 15

Exhibit A

U.S. ACCREDITED INVESTOR CERTIFICATE

TO:           SKY PETROLEUM, INC.

The Subscriber understands and agrees that the Securities have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or applicable state securities laws, and the Securities are being offered and sold to the Subscriber in reliance upon Rule 506 of Regulation D and/or Section 4(2) under the U.S. Securities Act.

Capitalized terms used in this Exhibit A and defined in the Agreement to which the Exhibit A is attached have the meaning defined in the Agreement unless otherwise defined herein.

The undersigned (the “Subscriber”) represents, warrants and covenants (which representations, warranties and covenants shall survive the Closing) to the Corporation (and acknowledges that the Corporation is relying thereon) that:

(a)
it is purchasing the Securities for its own account or for the account of one or more persons for whom it is exercising sole investment discretion, (a “Beneficial Purchaser”), for investment purposes only and not with a view to resale or distribution and, in particular, neither it nor any Beneficial Purchaser for whose account it is purchasing the Securities has any intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons; provided, however, that this paragraph shall not restrict the Subscriber from selling  or otherwise disposing of any of the Securities pursuant to registration thereof pursuant to the U.S. Securities Act and any applicable state securities laws or under an exemption from such registration requirements;

(b)
it, and if applicable, each Beneficial Purchaser for whose account it is purchasing the Securities is a U.S. accredited investor that satisfies one or more of the criteria set forth in Rule 501(a) of Regulation D of the U.S. Securities Act, as indicated below (the Subscriber must initial “SUB” for the Subscriber, and “BP” for each Beneficial Purchaser, if any, on the appropriate line(s)):

____	Category 1.	A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

____	Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

____	Category 3.	A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; or

____	Category 4.	An insurance company as defined in Section 2(13) of the U.S. Securities Act; or

____	Category 5.	An investment company registered under the United States Investment Corporation Act of 1940; or

____	Category 6.	A business development company as defined in Section 2(a)(48) of the United States Investment Corporation Act of 1940; or

Exhibit A - 1

____	Category 7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958; or

____	Category 8.
A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of U.S. $5,000,000; or

____	Category 9.
An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of U.S. $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

____	Category 10.	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940; or

____	Category 11.
An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of U.S. $5,000,000; or

____	Category 12.	Any director or executive officer of the Issuer; or

____	Category 13.
A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of this purchase exceeds US$1,000,000; provided, however, that (i) person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability; or

____	Category 14.
A natural person who had an individual income in excess of U.S. $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of U.S. $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

____	Category 15.
A trust, with total assets in excess of U.S. $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the U.S. Securities Act; or

____	Category 16.	Any entity in which all of the equity owners meet the requirements of at least one of the above categories;

Exhibit A - 2

The Subscriber undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Subscriber or any Beneficial Purchaser set forth herein which takes place prior to the Closing.

Dated this                       day of _________________, 2014.

If a Corporation, Partnership or Other Entity: Name of Entity Type of Entity Signature of Person Signing Print or Type Name and Title of Person Signing	If an Individual: Signature Print or Type Name

Exhibit A - 3

Exhibit B

Form of Class D Warrant Certificate